                                                                   EXHIBIT 10.46


                     EXHIBIT D TO ASSET PURCHASE AGREEMENT
                     -------------------------------------

                   SUBORDINATED CONVERTIBLE PROMISSORY NOTE
                   ----------------------------------------


U.S. $179,085.24                                       Mountain View, California
                                                                 August 24, 1998


        For Value Received, the undersigned ELECTRONIC INTEGRATED SOLUTIONS (formerly known as EIS, INC.) ("EIS") promises to pay to the order of DIGITAL NETWORKS CORPORATION ("Seller") at 11 Musick, Irvine, California, or at such other places as may be designated by Seller (the "Note"), the principal amount of ONE HUNDRED SEVENTY NINE THOUSAND EIGHTY FIVE DOLLARS AND TWENTY FOUR CENTS ($179,085.24). The outstanding balance on this Note shall bear interest at an annual rate of seven percent (7%). This Note is issued pursuant to the terms of that certain Asset Purchase Agreement dated as of June 12, 1998, the terms and conditions of which Asset Purchase Agreement are incorporated fully herein by this reference. Unless otherwise defined herein, defined terms shall have the meanings as set forth in the Asset Purchase Agreement.

        All interest is calculated daily and shall be paid based upon a 360-day year.

FORM OF PAYMENT:
---------------

        Any and all payments of any nature made or required to be made under this Note shall be made in lawful money of the United States collectable on the date of payment as provided in the Asset Purchase Agreement.

SUBORDINATION:
-------------

        (a) The Seller agrees that the indebtedness evidenced by this Note is subordinated in right of payment, to the extent and in the manner provided herein, to the prior payment in full of all Senior Debt, and that the subordination is for the benefit of the holders of Senior Debt.

        (b) For the purposes of this Note, the following definitions shall apply:

        (1) "Debt" of any person means any indebtedness, contingent or
             ----
        otherwise, in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such person or only to a portion thereof), or evidenced by bonds, notes, debentures or similar instruments or letters of credit, or representing the balance deferred and unpaid of the purchase price of any property or interest therein, except any such balance that constitutes a trade payable, if and to the extent such indebtedness would appear as a liability upon a balance sheet of such person prepared on a consolidated basis in accordance with generally accepted accounting principles.

        (2) "Senior Debt" means all Debt (present or future) created,
             -----------
        incurred, assumed or guaranteed by EIS (and all renewals, extensions or refundings thereof) with Wells Fargo Bank or any successor or replacement lender, unless the instrument under which such Debt is created, incurred, assumed or guaranteed expressly provides that such Debt is not senior or superior in right of payment to the Seller.

        (c) Upon any distribution to creditors of EIS in a liquidation or dissolution of EIS or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to EIS or its property, holders of Senior Debt shall be entitled to receive payment in full in cash of the principal of and interest (including interest accruing after the commencement of any such proceeding) to the date of payment on the Senior Debt before Seller shall be entitled to receive any payment of principal of or interest on the Note.

        (d) Upon the final maturity of any Senior Debt by lapse of time, acceleration or otherwise, all such Senior Debt shall first be paid in full, or such payment duly provided for in cash or in a manner satisfactory to the holders of such Senior Debt, before any payment is made by EIS or any person acting on behalf of EIS on account of the principal or interest of the Note.

        (e) EIS may not pay principal of or interest on the Note if:

        (1) a default on Senior Debt occurs and is continuing that permits holders of such Senior Debt to accelerate its maturity, and

        (2) the default is the subject of judicial proceedings or EIS receives a notice of the default from a person who holds Senior Debt. If EIS receives any such notice, a subsequent notice received within nine months thereafter relating to the same issue of Senior Debt shall not be effective for purposes of this provision.

        (f) EIS shall resume payments on the Note and may acquire the Note when:

        (1) the default is cured or waived, or

        (2) 120 days pass after the notice is given if the default is not the subject of judicial proceedings,

if this Note otherwise permits the payment or acquisition at that time.

        (g) If payment of the Note is accelerated because of an Event of Default, EIS shall promptly notify holders of Senior Debt of the acceleration. EIS shall pay the Note when 120 days pass after the acceleration occurs if the Note permits the payment at that time; provided, however, that if no Senior Debt is outstanding at the time of such acceleration EIS shall pay the Note in accordance with the provisions of this Note.

        (h) If a payment is made to the Seller that because of this subordination provision should not have been made to them, the Seller shall hold such payment in trust for holders of

Senior Debt and pay it over to them as their interests may appear; provided, however, that if neither EIS nor the holders of the Senior Debt notify the Seller within 120 days after the payment is made that such payment should not have been made, the Seller shall no longer be deemed to be holding such payment in trust pursuant to this subsection (h).

        (i) This subordination provision defines the relative rights of Seller and holders of Senior Debt. Nothing in this provision shall:

        (1) impair, as between EIS and Seller, the obligation of EIS, which is absolute and unconditional, to pay principal of and interest on the Note in accordance with its terms;

        (2) affect the relative rights of Seller and creditors of EIS other than holders of Senior Debt; or

        (3) prevent Seller from exercising their available remedies upon a Default or Event of Default, subject to the rights of holders of Senior Debt to receive payments otherwise payable to Seller.

        (j) If EIS fails because of this subordination provision to pay principal of or interest on the Note on the due date, the failure is still a Default or Event of Default.

        (k) No right of any holder of Senior Debt to enforce the subordination of the indebtedness evidenced by the Note shall be impaired by any act or failure to act by EIS or by its failure to comply with this subordination provision.

CONVERSION OPTION
-----------------

        At any time after the Closing Date and prior to December 31, 1999 (the "Final Conversion Date"), if there has been no Initial Public Offering of EIS's common stock the Seller shall have the right, on written notice to EIS to convert this Note into common stock of EIS (the "Conversion Option"). If there has been an Initial Public Offering of EIS's common stock prior to the Final Conversion Date, this Note shall automatically be canceled and converted into EIS common stock on the date immediately following the Initial Public Offering (the "Mandatory Conversion"). If the Seller timely elects the Conversion Option or there is a Mandatory Conversion, this Note shall be exchanged for FIVE THOUSAND NINE HUNDRED EIGHTY TWO (5,982) shares of common stock in EIS. The EIS common stock issued pursuant to either conversion shall be subject to the same limitations and restriction as the common stock held by the other principal shareholders of EIS.

REQUIRED PAYMENTS AND LOAN MATURITY:
-----------------------------------

        If there has been no Mandatory Conversion or the Seller fails to timely exercise the Conversion Option, this Note shall be paid in six (6) equal monthly installments of principal and interest on the unpaid principal amount by 5:00 p.m. commencing on the first business day of January 2000 and on the first business day of every month thereafter until June 2000 when the principal balance hereof and all accrued and unpaid interest hereunder is paid in full. If EIS fails to make any payment when due, then Seller shall have the option, to be exercised in its sole and absolute discretion, to accelerate the payments due hereunder and declare the unpaid principal amount and all accrued and unpaid interest immediately due and payable.

LATE CHARGE:
-----------

        If any payment required hereunder is not received by holder when due, a late charge of five percent (5.0%) of each overdue required payment shall be charged for the purpose of defraying the expenses incident to handling said delinquent payment(s).

APPLICATION OF PAYMENTS:
-----------------------

        Payments shall be applied first to interest and the remainder to the principal balance. Payments, if less than the amount required, shall be applied in the sole discretion of holder and acceptance of such payments shall not be a waiver of the rights of the holder hereof to require scheduled payments.

VOLUNTARY PREPAYMENT CLAUSE:
---------------------------

        This Note may not be prepaid prior to December 31, 1999 and may only be prepaid thereafter if the Seller has not timely exercised the Conversion Option. Any permitted prepayment shall be applied to the last principal due hereunder and no such prepayment shall affect or reduce the amount of any scheduled payments hereunder.

RIGHT OF SET-OFF:
----------------

        EIS shall have the right to withhold and set-off against any amount due hereunder the amount of any claim for indemnification or payment of damages to which EIS may be entitled as a result of Seller's or the Seller's Stockholder's breach of the provisions in the Asset Purchase Agreement and/or the Agreement of Seller Stockholders.

COSTS:
-----

        Undersigned agrees to reimburse holder for all costs and expenses, including, without limitation, all reasonable attorneys' fees incurred in the enforcement or collection of this Note or any judgment obtained hereon.

LAWS:
----

        This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflicts of laws, and any applicable laws of the United States of America and may not be amended except by a written document executed by the holder and maker.

PARTIES IN INTEREST:
-------------------

        This Note shall bind EIS and its successors and assigns. This Note shall not be assigned or transferred by Seller (except to the Seller Stockholders) without the express prior written consent of EIS, except by will or, in default thereof, by operation of law.

MARGINAL CAPTIONS:
-----------------

        The marginal captions appearing on this Note are for reference purposes only and shall not in any way limit or otherwise affect the meaning, content or interpretation of this Note.

LEGEND, RESTRICTIONS AND LIMITATIONS:
------------------------------------

        THE PAYMENT OF PRINCIPAL AND INTEREST ON THIS NOTE IS SUBJECT TO CERTAIN RECOUPMENT AND OFFSET PROVISIONS SET FORTH IN THE ASSET PURCHASE AGREEMENT AND AN AGREEMENT WITH SELLER STOCKHOLDERS, EACH DATED AS OF JUNE 12, 1998 AMONG EIS AND CERTAIN OTHER PERSONS. THIS NOTE WAS ORIGINALLY ISSUED ON AUGUST 24, 1998, AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN THE AGREEMENTS REFERRED TO ABOVE. EIS WILL FURNISH A COPY OF THESE PROVISIONS TO THE HOLDER HEREOF WITHOUT CHARGE UPON WRITTEN REQUEST.

                              ELECTRONIC INTEGRATED SOLUTIONS
                              a California corporation


                              By: /s/ DONALD J. ESTERS
                                 ------------------------------
                                 Donald J. Esters
                                 Chairman of the Board

                     EXHIBIT E TO ASSET PURCHASE AGREEMENT
                     -------------------------------------

                   SUBORDINATED CONVERTIBLE PROMISSORY NOTE
                   ----------------------------------------


U.S. $ 179,085.24                                      Mountain View, California
                                                                 August 24, 1998

        For Value Received, the undersigned ELECTRONIC INTEGRATED SOLUTIONS (formerly known as EIS, INC.) ("EIS") promises to pay to the order of DIGITAL NETWORKS CORPORATION ("Seller") at 11 Musick, Irvine, California, or at such other places as may be designated by Seller (the "Note"), the principal amount of ONE HUNDRED SEVENTY NINE THOUSAND EIGHTY FIVE DOLLARS AND TWENTY FOUR CENTS ($179,085.24). The outstanding balance on this Note shall bear interest an annual rate of seven percent (7%). This Note is issued pursuant to the terms of that certain Asset Purchase Agreement dated as of June 12, 1998, the terms and conditions of which Asset Purchase Agreement are incorporated fully herein by this reference. Unless otherwise defined herein, defined terms shall have the meanings as set forth in the Asset Purchase Agreement.

        All interest is calculated daily and shall be paid based upon a 360-day year.

FORM OF PAYMENT:
---------------

        Any and all payments of any nature made or required to be made under this Note shall be made in lawful money of the United States collectable on the date of payment as provided in the Asset Purchase Agreement.

SUBORDINATION:
-------------

        (a) The Seller agrees that the indebtedness evidenced by this Note is subordinated in right of payment, to the extent and in the manner provided herein, to the prior payment in full of all Senior Debt, and that the subordination is for the benefit of the holders of Senior Debt.

        (b) For the purposes of this Note, the following definitions shall apply:

        (1) "Debt" of any person means any indebtedness, contingent or
             ----
        otherwise, in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such person or only to a portion thereof), or evidenced by bonds, notes, debentures or similar instruments or letters of credit, or representing the balance deferred and unpaid of the purchase price of any property or interest therein, except any such balance that constitutes a trade payable, if and to the extent such indebtedness would appear as a liability upon a balance sheet of such person prepared on a consolidated basis in accordance with generally accepted accounting principles.

        (2) "Senior Debt" means all Debt (present or future) created, incurred,
             -----------
        assumed or guaranteed by EIS (and all renewals, extensions or refundings thereof) with Wells Fargo Bank or any successor or replacement lender, unless the instrument under which such Debt is created, incurred, assumed or guaranteed expressly provides that such Debt is not senior or superior in right of payment to the Seller.

        (c) Upon any distribution to creditors of EIS in a liquidation or dissolution of EIS or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to EIS or its property, holders of Senior Debt shall be entitled to receive payment in full in cash of the principal of and interest (including interest accruing after the commencement of any such proceeding) to the date of payment on the Senior Debt before Seller shall be entitled to receive any payment of principal of or interest on the Note.

        (d) Upon the final maturity of any Senior Debt by lapse of time, acceleration or otherwise, all such Senior Debt shall first be paid in full, or such payment duly provided for in cash or in a manner satisfactory to the holders of such Senior Debt, before any payment is made by EIS or any person acting on behalf of EIS on account of the principal or interest of the Note.

        (e) EIS may not pay principal of or interest on the Note if:

        (1) a default on Senior Debt occurs and is continuing that permits holders of such Senior Debt to accelerate its maturity, and

        (2) the default is the subject of judicial proceedings or EIS receives a notice of the default from a person who holds Senior Debt. If EIS receives any such notice, a subsequent notice received within nine months thereafter relating to the same issue of Senior Debt shall not be effective for purposes of this provision.

        (f) EIS shall resume payments on the Note and may acquire the Note when:

        (1) the default is cured or waived, or

        (2) 120 days pass after the notice is given if the default is not the subject of judicial proceedings,

if this Note otherwise permits the payment or acquisition at that time.

        (g) If payment of the Note is accelerated because of an Event of Default, EIS shall promptly notify holders of Senior Debt of the acceleration. EIS shall pay the Note when 120 days pass after the acceleration occurs if the Note permits the payment at that time; provided, however, that if no Senior Debt is outstanding at the time of such acceleration EIS shall pay the Note in accordance with the provisions of this Note.

        (h) If a payment is made to the Seller that because of this subordination provision should not have been made to them, the Seller shall hold such payment in trust for holders of

Senior Debt and pay it over to them as their interests may appear; provided, however, that if neither EIS nor the holders of the Senior Debt notify the Seller within 120 days after the payment is made that such payment should not have been made, the Seller shall no longer be deemed to be holding such payment in trust pursuant to this subsection (h).

        (i) This subordination provision defines the relative rights of Seller and holders of Senior Debt. Nothing in this provision shall:

        (1) impair, as between EIS and Seller, the obligation of EIS, which is absolute and unconditional, to pay principal of and interest on the Note in accordance with its terms;

        (2) affect the relative rights of Seller and creditors of EIS other than holders of Senior Debt; or

        (3) prevent Seller from exercising their available remedies upon a Default or Event of Default, subject to the rights of holders of Senior Debt to receive payments otherwise payable to Seller.

        (j) If EIS fails because of this subordination provision to pay principal of or interest on the Note on the due date, the failure is still a Default or Event of Default.

        (k) No right of any holder of Senior Debt to enforce the subordination of the indebtedness evidenced by the Note shall be impaired by any act or failure to act by EIS or by its failure to comply with this subordination provision.

CONVERSION OPTION:
-----------------

        At any time after the Closing Date and prior to December 31, 1999 (the "Final Conversion Date"), if there has been no Initial Public Offering of EIS's common stock the Seller shall have the right, on written notice to EIS to convert this Note into common stock of EIS (the "Conversion Option"). If there has been an Initial Public Offering of EIS's common stock prior to the Final Conversion Date, this Note shall automatically be canceled and converted into EIS common stock on the date immediately following the Initial Public Offering (the "Mandatory Conversion"). If the Seller timely elects the Conversion Option or there is a Mandatory Conversion, this Note shall be exchanged for FIVE THOUSAND NINE HUNDRED EIGHTY TWO (5,982) shares of common stock in EIS. The EIS common stock issued pursuant to either conversion shall be subject to the same limitations and restriction as the common stock held by the other principal shareholders of EIS.

REQUIRED PAYMENTS AND LOAN MATURITY:
-----------------------------------

        If there has been no Mandatory Conversion or the Seller fails to timely exercise the Conversion Option, this Note shall be paid in six (6) equal monthly installments of principal and interest on the unpaid principal amount by 5:00 p.m. commencing on the first business day of January 2000 and on the first business day of every month thereafter until June 2000 when the principal balance hereof and all accrued and unpaid interest hereunder is paid in full. If EIS fails to make any payment when due, then Seller shall have the option, to be exercised in its sole and absolute discretion, to accelerate the payments due hereunder and declare the unpaid principal amount and all accrued and unpaid interest immediately due and payable.

LATE CHARGE:
-----------

        If any payment required hereunder is not received by holder when due, a late charge of five percent (5.0%) of each overdue required payment shall be charged for the purpose of defraying the expenses incident to handling said delinquent payment(s).

APPLICATION OF PAYMENTS:
-----------------------

        Payments shall be applied first to interest and the remainder to the principal balance. Payments, if less than the amount required, shall be applied in the sole discretion of holder and acceptance of such payments shall not be a waiver of the rights of the holder hereof to require scheduled payments.

VOLUNTARY PREPAYMENT CLAUSE:
---------------------------

        This Note may not be prepaid prior to December 31, 1999 and may only be prepaid thereafter if the Seller has not timely exercised the Conversion Option. Any permitted prepayment shall be applied to the last principal due hereunder and no such prepayment shall affect or reduce the amount of any scheduled payments hereunder.

RIGHT OF SET-OFF:
----------------

        EIS shall have the right to withhold and set-off against any amount due hereunder the amount of any claim for indemnification or payment of damages to which EIS may be entitled as a result of Seller's or the Seller's Stockholder's breach of the provisions in the Asset Purchase Agreement and/or the Agreement of Seller Stockholders.

COSTS:
-----

        Undersigned agrees to reimburse holder for all costs and expenses, including, without limitation, all reasonable attorneys' fees incurred in the enforcement or collection of this Note or any judgment obtained hereon.

LAWS:
----

        This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflicts of laws, and any applicable laws of the United States of America and may not be amended except by a written document executed by the holder and maker.

PARTIES IN INTEREST:
-------------------

        This Note shall bind EIS and its successors and assigns. This Note shall not be assigned or transferred by Seller (except to the Seller Stockholders) without the express prior written consent of EIS, except by will or in default thereof, by operation of law.

MARGINAL CAPTIONS:
-----------------

        The marginal captions appearing on this Note are for reference purposes only and shall not in any way limit or otherwise affect the meaning, content or interpretation of this Note.

LEGEND, RESTRICTIONS AND LIMITATIONS:
------------------------------------

        THE PAYMENT OF PRINCIPAL AND INTEREST ON THIS NOTE IS SUBJECT TO CERTAIN RECOUPMENT AND OFFSET PROVISIONS SET FORTH IN THE ASSET PURCHASE AGREEMENT AND AN AGREEMENT WITH SELLER STOCKHOLDERS, EACH DATED AS OF JUNE 12, 1998 AMONG EIS AND CERTAIN OTHER PERSONS. THIS NOTE WAS ORIGINALLY ISSUED ON AUGUST 24, 1998, AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN THE AGREEMENTS REFERRED TO ABOVE. EIS WILL FURNISH A COPY OF THESE PROVISIONS TO THE HOLDER HEREOF WITHOUT CHARGE UPON WRITTEN REQUEST.


                             ELECTRONIC INTEGRATED SOLUTIONS
                             a California corporation


                             By: /s/ DONALD J. ESTERS
                                -------------------------------
                                Donald J. Esters
                                Chairman of the Board

                     EXHIBIT F TO ASSET PURCHASE AGREEMENT
                     -------------------------------------

                    SUBORDINATED CONVERTIBLE PROMISSORY NOTE
                    ----------------------------------------


U.S. $ 179,085.24                                      Mountain View, California
                                                                 August 24, 1998

        For Value Received, the undersigned ELECTRONIC INTEGRATED SOLUTIONS (formerly known as EIS, INC.) ("EIS") promises to pay to the order of DIGITAL NETWORKS CORPORATION ("Seller") at 11 Musick, Irvine, California, or at such other places as may be designated by Seller (the "Note"), the principal amount of ONE HUNDRED SEVENTY NINE THOUSAND EIGHTY FIVE DOLLARS AND TWENTY FOUR CENTS ($179,085.24). The outstanding balance on this Note shall bear interest an annual rate of seven percent (7%). This Note is issued pursuant to the terms of that certain Asset Purchase Agreement dated as of June 12, 1998, the terms and conditions of which Asset Purchase Agreement are incorporated fully herein by this reference. Unless otherwise defined herein, defined terms shall have the meanings as set forth in the Asset Purchase Agreement.

        All interest is calculated daily and shall be paid based upon a 360-day year.

FORM OF PAYMENT:
---------------

        Any and all payments of any nature made or required to be made under this Note shall be made in lawful money of the United States collectable on the date of payment as provided in the Asset Purchase Agreement.

SUBORDINATION:
-------------

        (a) The Seller agrees that the indebtedness evidenced by this Note is subordinated in right of payment, to the extent and in the manner provided herein, to the prior payment in full of all Senior Debt, and that the subordination is for the benefit of the holders of Senior Debt.

        (b) For the purposes of this Note, the following definitions shall apply:

        (1) "Debt" of any person means any indebtedness, contingent or
             ----
        otherwise, in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such person or only to a portion thereof), or evidenced by bonds, notes, debentures or similar instruments or letters of credit, or representing the balance deferred and unpaid of the purchase price of any property or interest therein, except any such balance that constitutes a trade payable, if and to the extent such indebtedness would appear as a liability upon a balance sheet of such person prepared on a consolidated basis in accordance with generally accepted accounting principles.

        (2) "Senior Debt" means all Debt (present or future) created, incurred,
             -----------
        assumed or guaranteed by EIS (and all renewals, extensions or refundings thereof) with Wells Fargo Bank or any successor or replacement lender, unless the instrument under which such Debt is created, incurred, assumed or guaranteed expressly provides that such Debt is not senior or superior in right of payment to the Seller.

        (c) Upon any distribution to creditors of EIS in a liquidation or dissolution of EIS or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to EIS or its property, holders of Senior Debt shall be entitled to receive payment in full in cash of the principal of and interest (including interest accruing after the commencement of any such proceeding) to the date of payment on the Senior Debt before Seller shall be entitled to receive any payment of principal of or interest on the Note.

        (d) Upon the final maturity of any Senior Debt by lapse of time, acceleration or otherwise, all such Senior Debt shall first be paid in full, or such payment duly provided for in cash or in a manner satisfactory to the holders of such Senior Debt, before any payment is made by EIS or any person acting on behalf of EIS on account of the principal or interest of the Note.

        (e) EIS may not pay principal of or interest on the Note if:

        (1) a default on Senior Debt occurs and is continuing that permits holders of such Senior Debt to accelerate its maturity, and

        (2) the default is the subject of judicial proceedings or EIS receives a notice of the default from a person who holds Senior Debt. If EIS receives any such notice, a subsequent notice received within nine months thereafter relating to the same issue of Senior Debt shall not be effective for purposes of this provision.

        (f) EIS shall resume payments on the Note and may acquire the Note when:

        (1)  the default is cured or waived, or

        (2) 120 days pass after the notice is given if the default is not the subject of judicial proceedings,

if this Note otherwise permits the payment or acquisition at that time.

        (g) If payment of the Note is accelerated because of an Event of Default, EIS shall promptly notify holders of Senior Debt of the acceleration. EIS shall pay the Note when 120 days pass after the acceleration occurs if the Note permits the payment at that time; provided, however, that if no Senior Debt is outstanding at the time of such acceleration EIS shall pay the Note in accordance with the provisions of this Note.

        (h) If a payment is made to the Seller that because of this subordination provision should not have been made to them, the Seller shall hold such payment in trust for holders of

Senior Debt and pay it over to them as their interests may appear; provided, however, that if neither EIS nor the holders of the Senior Debt notify the Seller within 120 days after the payment is made that such payment should not have been made, the Seller shall no longer be deemed to be holding such payment in trust pursuant to this subsection (h).

        (i) This subordination provision defines the relative rights of Seller and holders of Senior Debt. Nothing in this provision shall:

        (1) impair, as between EIS and Seller, the obligation of EIS, which is absolute and unconditional, to pay principal of and interest on the Note in accordance with its terms;

        (2) affect the relative rights of Seller and creditors of EIS other than holders of Senior Debt; or

        (3) prevent Seller from exercising their available remedies upon a Default or Event of Default, subject to the rights of holders of Senior Debt to receive payments otherwise payable to Seller.

        (j) If EIS fails because of this subordination provision to pay principal of or interest on the Note on the due date, the failure is still a Default or Event of Default.

        (k) No right of any holder of Senior Debt to enforce the subordination of the indebtedness evidenced by the Note shall be impaired by any act or failure to act by EIS or by its failure to comply with this subordination provision.

CONVERSION OPTION:
-----------------

        At any time after the Closing Date and prior to December 31, 1999 (the "Final Conversion Date"), if there has been no Initial Public Offering of EIS's common stock the Seller shall have the right, on written notice to EIS to convert this Note into common stock of EIS (the "Conversion Option"). If there has been an Initial Public Offering of EIS's common stock prior to the Final Conversion Date, this Note shall automatically be canceled and converted into EIS common stock on the date immediately following the Initial Public Offering (the "Mandatory Conversion"). If the Seller timely elects the Conversion Option or there is a Mandatory Conversion, this Note shall be exchanged for FIVE THOUSAND NINE HUNDRED EIGHTY TWO (5,982) shares of common stock in EIS. The EIS common stock issued pursuant to either conversion shall be subject to the same limitations and restriction as the common stock held by the other principal shareholders of EIS.

REQUIRED PAYMENTS AND LOAN MATURITY:
-----------------------------------

        If there has been no Mandatory Conversion or the Seller fails to timely exercise the Conversion Option, this Note shall be paid in six (6) equal monthly installments of principal and interest on the unpaid principal amount by 5:00 p.m. commencing on the first business day of January 2000 and on the first business day of every month thereafter until June 2000 when the principal balance hereof and all accrued and unpaid interest hereunder is paid in full. If EIS fails to make any payment when due, then Seller shall have the option, to be exercised in its sole and absolute discretion, to accelerate the payments due hereunder and declare the unpaid principal amount and all accrued and unpaid interest immediately due and payable.

LATE CHARGE:
-----------

        If any payment required hereunder is not received by holder when due, a late charge of five percent (5.0%) of each overdue required payment shall be charged for the purpose of defraying the expenses incident to handling said delinquent payment(s).

APPLICATION OF PAYMENTS:
-----------------------

        Payments shall be applied first to interest and the remainder to the principal balance. Payments, if less than the amount required, shall be applied in the sole discretion of holder and acceptance of such payments shall not be a waiver of the rights of the holder hereof to require scheduled payments.

VOLUNTARY PREPAYMENT CLAUSE:
---------------------------

        This Note may not be prepaid prior to December 31, 1999 and may only be prepaid thereafter if the Seller has not timely exercised the Conversion Option. Any permitted prepayment shall be applied to the last principal due hereunder and no such prepayment shall affect or reduce the amount of any scheduled payments hereunder.

RIGHT OF SET-OFF:
----------------

        EIS shall have the right to withhold and set-off against any amount due hereunder the amount of any claim for indemnification or payment of damages to which EIS may be entitled as a result of Seller's or the Seller's Stockholder's breach of the provisions in the Asset Purchase Agreement and/or the Agreement of Seller Stockholders.



COSTS:
-----

        Undersigned agrees to reimburse holder for all costs and expenses, including, without limitation, all reasonable attorneys' fees incurred in the enforcement or collection of this Note or any judgment obtained hereon.

LAWS:
----

        This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflicts of laws, and any applicable laws of the United States of America and may not be amended except by a written document executed by the holder and maker.

PARTIES IN INTEREST:
-------------------

        This Note shall bind EIS and its successors and assigns. This Note shall not be assigned or transferred by Seller (except to the Seller Stockholders) without the express prior written consent of EIS, except by will or in default thereof, by operation of law.

MARGINAL CAPTIONS:
-----------------

        The marginal captions appearing on this Note are for reference purposes only and shall not in any way limit or otherwise affect the meaning, content or interpretation of this Note.

LEGEND, RESTRICTIONS AND LIMITATIONS:
------------------------------------

        THE PAYMENT OF PRINCIPAL AND INTEREST ON THIS NOTE IS SUBJECT TO CERTAIN RECOUPMENT AND OFFSET PROVISIONS SET FORTH IN THE ASSET PURCHASE AGREEMENT AND AN AGREEMENT WITH SELLER STOCKHOLDERS, EACH DATED AS OF JUNE 12, 1998 AMONG EIS AND CERTAIN OTHER PERSONS. THIS NOTE WAS ORIGINALLY ISSUED ON AUGUST 24, 1998, AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN THE AGREEMENTS REFERRED TO ABOVE. EIS WILL FURNISH A COPY OF THESE PROVISIONS TO THE HOLDER HEREOF WITHOUT CHARGE UPON WRITTEN REQUEST.


                             ELECTRONIC INTEGRATED SOLUTIONS
                             a California corporation


                             By: /s/ DONALD J. ESTERS
                                ---------------------------------
                                Donald J. Esters
                                Chairman of the Board